SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                       Date of Report - February 13, 1996


                                 MEDTRONIC, INC.
             (Exact name of registrant as specified in its charter)


         Minnesota                      1-7707                   41-0793183
(State or other Jurisdiction        (Commission File           (IRS Employer
      of incorporation)                 Number)             Identification No.)




                            7000 Central Avenue N.E.
                        Minneapolis, Minnesota 55432-3576
              (Address of principal executive offices and zip code)



                                 (612) 574-4000
              (Registrant's telephone number, including area code)





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ITEM 5.  Other Events

         On February 13, 1996, the registrant issued a press release announcing its financial results for the three and nine month periods ended January 31, 1996. The full text of the press release is set forth in
         Exhibit 99 attached hereto and is incorporated in this report as if fully set forth herein.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MEDTRONIC, INC.
                                            (Registrant)


Date:  February 14, 1996                    By:  /s/ Robert L. Ryan
                                            Robert L. Ryan
                                            Senior Vice President and Chief
                                               Financial Officer



                                  EXHIBIT INDEX


         Exhibit No.           Description

            99                 Press release dated February 13, 1996